EXHIBIT 32 TO FORM 10-KSB

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certifies that, to his or her knowledge, (i) the Form 10-KSB filed by Four Oaks Fincorp, Inc. (the "Issuer") for the fiscal year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Issuer and will retained by the Issuer and furnished to the Securities and Exchange Commission or its staff upon request.



    Date:   March 24, 2004                      By:   /s/ Ayden R. Lee, Jr.
                                                      --------------------------
                                                      Ayden R. Lee, Jr.
                                                      Chief Executive Officer


    Date:   March 24, 2004                       By:   /s/ Nancy S. Wise
                                                       -------------------------
                                                       Nancy S. Wise
                                                       Chief Financial Officer

     This Certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Report, irrespective of any general incorporation language contained in such filing.

     A signed original of this written statement required by Section 906, or other documents authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.